===========================================================================

                    SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, DC 20549

                             ----------------

                                FORM 8-K/A

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D)
                  OF THE SECURITIES EXCHANGE ACT OF 1934

                         ------------------------

                              MARCH 17, 1997
             Date of report (Date of earliest event reported)

                         ------------------------

                      Commission File Number: 0-18108

                         ------------------------

                        FINET HOLDINGS CORPORATION
          (Exact name of registrant as specified in its charter)

                                 DELAWARE
                         (State or jurisdiction of
                      incorporation or organization)

                            3021 CITRUS CIRCLE
                          WALNUT CREEK, CA 94598
                  (Address of principal executive office)

                                94-3115180
                   (IRS Employer Identification Number)

                     Telephone Number: (415) 658-4150
           (Registrant's telephone number, including area code)


(Former name, former address and former fiscal year, if changed since last report)

    Indicate by check mark whether the registrant has (1) filed all reports required to be filed by Section 13 or 15(d) of the Securities Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to filing requirements within the past 90 days.

                              Yes `X'  No___

===========================================================================
==

ITEM 4. CHANGE IN CERTIFYING ACCOUNTANT - AMENDED

4.1  BACKGROUND

Effective December 31, 1996, Finet Holdings Corporation (the "Registrant" or the "Company") entered into a reverse acquisition with Monument Mortgage, Inc. ("Monument"). In the reverse acquisition, Monument is considered to be the acquirer for accounting purposes, even though it legally became a wholly owned subsidiary of the Registrant. As the acquirer, Monument's historical financial statements are now deemed to be the historical financial statements of the reporting entity, although they will be labeled as those of the Registrant.

The certifying accountant for Monument's financial statements for the past two fiscal years, ending April 30, 1996 and 1995, was Deloitte & Touche LLP ("D&T"). The certifying accountant for the Registrant is Reuben E. Price & Co. ("Price"). Following the reverse acquisition, the Registrant changed its fiscal year end from December 31 to April 30 to conform to the fiscal year end of Monument. Accordingly, the next period for which financial statements will be audited is the fiscal year ending April 30, 1997. Price will report on the fiscal year ending April 30, 1997 as the certifying accountant for the Registrant and its consolidated subsidiaries.

4.2  AMENDMENT

The Registrant hereby amends its Form 8-K, dated April 10, 1997, concerning the previously reported Change in Certifying Accountant.

The Registrant previously reported that D&T, the independent certifying accountant of Monument, a wholly-owned subsidiary of the Registrant acquired effective December 31, 1996, automatically became the independent certifying accountant of the Registrant as the result of accounting for the acquisition of Monument as a reverse acquisition transaction.

Upon further consideration, the Registrant has concluded that since the Registrant was the legal acquirer of Monument, there has been no change in the Registrant's independent certifying auditor. At no time did an auditor-client relationship exist between D&T and the Registrant. Price, the independent certifying accountant of the Registrant prior to the Monument acquisition, remained the independent certifying accountant of the Registrant after the acquisition.

D&T advised Monument on March 17, 1997, that the client-auditor relationship had ceased between D&T and Monument. A copy of the Letter of Resignation from D&T to Monument is attached as an Exhibit 16.

During the two most recent fiscal years ended April 30, 1995 and 1996, respectively, and the period through March 17, 1997, there have been no disagreements between D&T and Monument on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures which disagreement, if not resolved to D&T's satisfaction would have caused them to make reference in connection with its reports to the subject matter of disagreement. In addition, D&T's reports on the Company's financial statements for such fiscal periods contained no adverse opinion or disclaimers of opinion, nor were such reports qualified or modified as to uncertainty, audit scope or accounting principles.

ITEM 8 - CHANGE IN FISCAL YEAR

As described in 4.1 above, Monument is considered the acquirer of the Registrant for accounting purposes. As the acquirer, Monument's historical financial statements are now deemed to be the historical financial statements of the reporting entity, although they will be labeled as those of the Registrant. Accordingly, the Registrant has changed its fiscal year end from December 31 to April 30 to conform to the fiscal year end of Monument. The next period for which financial statements will be audited and reported in Form 10-KSB is the fiscal year ending April 30, 1997.


The exhibits listed in the accompanying index to exhibits are filed as part of this report.

                                 EXHIBITS
Exhibit  Description
-------  ---------------------------------------
EX-16    Letter re change of certifying accountant


                                SIGNATURES

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED.

FINET HOLDINGS CORPORATION

Date: April 24, 1997           /s/       L. DANIEL RAWITCH
                               ------------------------------------
                               L. DANIEL RAWITCH
                               (CEO AND PRINCIPAL EXECUTIVE OFFICER)

Date: April 24, 1997           /s/         JAN C. HOEFFEL
                               ------------------------------------
                               JAN C. HOEFFEL
                               (PRESIDENT AND PRINCIPAL FINANCIAL OFFICER)